Exhibit 10.41

SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (the “Agreement”), dated as of June 27, 2007, is entered into by and between CONSOL ENERGY INC., a Delaware corporation (the “Borrower”), and EACH OF THE OTHER UNDERSIGNED PARTIES listed on the signature pages hereto and each of the other persons and entities that become bound hereby from time to time by joinder, assumption or otherwise (each of the Borrower and each of the aforesaid entities is referred to herein as a “Debtor” and collectively the “Debtors”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as the collateral trustee (the “Collateral Trustee”) for the equal and ratable benefit of the Secured Parties (as defined below) pursuant to the Collateral Trust Agreement (as defined below).

WITNESSETH THAT:

WHEREAS, the Debtors are (or will be with respect to after-acquired property) the legal and beneficial owners and the holders of the Collateral (as defined in Section 1 hereof);

WHEREAS, reference is made to that certain Credit Agreement, dated as of June 30, 2004, by and among CONSOL Energy Inc. (the “Borrower”), each of the Guarantors party thereto, the lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association, as co-administrative agents, pursuant to which the co-administrative agents and the lenders provided certain loans and other financial accommodations to the Borrower and its Subsidiaries (the “Original Credit Agreement”);

WHEREAS, pursuant to the Original Credit Agreement and that certain Indenture, dated March 7, 2002, among the Borrower, certain of its Subsidiaries and The Bank of Nova Scotia Trust Company of New York, as trustee (as supplemented, modified, amended or restated from time to time, the “Indenture”), the Collateral Trustee has entered into that certain Collateral Trust Agreement, dated as of June 30, 2004 (as supplemented, modified, amended or restated from time to time, the “Original Collateral Trust Agreement”) with the Borrower, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) to accept the grant of a security interest under this Agreement as security for the Secured Obligations (as defined below) for the equal and ratable benefit of the Secured Parties;

WHEREAS, the obligations, liabilities and indebtedness of the Borrower and the other loan parties thereunder under the Original Credit Agreement, the Original Collateral Trust Agreement and under the other loan documents executed and delivered in connection therewith are secured pursuant to a security agreement given in connection with the Original Credit Agreement (the “Original Security Agreement”);

WHEREAS, the Original Credit Agreement was amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of April 1, 2005, by and among the Borrower, each of the Guarantors party thereto, the lenders party thereto, The Bank of Nova

Scotia - New York Agency, Fleet National Bank and Union Bank of California, N.A., each in its capacity as a co-syndication agent, and PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents (the “Original Amended and Restated Credit Agreement”);

WHEREAS, the Original Amended and Restated Credit Agreement has been amended and restated in its entirety by that certain Amended and Restated Credit Agreement of even date herewith, by and among the Borrower, each of the Guarantors party thereto, the lenders party thereto (the “Lenders”), The Bank of Nova Scotia, Bank of America, N.A. and Union Bank of California, N.A., each in its capacity as a co-syndication agent, and PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents, as Co-Administrative Agents (the “Co-Administrative Agents”) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Original Collateral Trust Agreement has been amended and restated in its entirety by that certain Amended and Restated Collateral Trust Agreement of even date herewith, by and among the Borrower, the Collateral Trustee, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”) and the Collateral Trustee and the individual trustee has agreed to accept the grant of a security interest under this Agreement as security for the Secured Obligations (as defined below) for the equal and ratable benefit of the Secured Parties; and

WHEREAS, the obligation of the Co-Administrative Agents and the Lenders to continue to make loans and extend credit under the Credit Agreement is subject to the condition, among others, that the Debtors continue secure their obligations to the Collateral Trustee, the individual trustee and the Secured Parties under the Credit Agreement and the other Debt Instruments and otherwise as more fully described herein in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein and the rules of Construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement. The following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

(a) “Code” means the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania on the date hereof and as amended from time to time, except to the extent that the conflict of law rules of such Uniform Commercial Code shall apply the Uniform Commercial Code as in effect from time to time in any other state to specific property or other matters (and in such case “Code” means the Uniform Commercial Code as in effect from time to time in such other state).

(b) “Collateral” means all of any Debtor’s right, title and interest in, to and under the following described property of such Debtor (except for the references to the Debtors and capitalized terms otherwise defined in the Credit Agreement, each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code):

(i) all now existing and hereafter acquired or arising Accounts, Goods, Health Care Insurance Receivables, General Intangibles, Payment Intangibles, Deposit Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property, Letters of Credit, Letter of Credit Rights, advices of credit, money, Inventory, As-Extracted Collateral (including As-Extracted Collateral from each Debtor’s present and future operations regardless of whether such mineral or gas interests are presently owned or hereafter acquired by such Debtor), Commercial Tort Claims as listed on Schedule B hereto (as such Schedule is amended or supplemented from time to time), Equipment, Fixtures, and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including without limitation all insurance policies and proceeds thereof);

(ii) to the extent, if any, not included in clause (i) above, each and every Debtor’s present and future contracts, agreements, arrangements, or understandings (A) for the sale, supply, provision or disposition of any coal, natural gas, coalbed methane gas or other minerals by any Debtor, or any one or more of its agents, representatives, successors, or assigns, to any purchaser or acquirer thereof, and all products, replacements, and proceeds thereof (including without limitation, all coal, natural gas and coalbed methane gas sales contracts) and (B) relating to the mining, drilling or recovery of any mineral or gas reserves for the benefit of or on behalf of any of the Debtors or any of their agents, representatives, successors, or assigns (including without limitation, all contract mining, drilling or recovery agreements and arrangements), and all products and Proceeds thereof and payments thereunder, together with all products and Proceeds (including without limitation all insurance policies and proceeds) of and any Accessions to any of the foregoing;

(iii) to the extent, if any, not included in clauses (i) and (ii) above, all coal, natural gas, coalbed methane gas and other minerals severed or extracted from the ground (specifically including all “As-Extracted Collateral” of each Debtor and all severed or extracted coal, natural gas and coalbed methane gas purchased, acquired or obtained from other parties), and all Accounts, General Intangibles and products and Proceeds thereof or related thereto, regardless of whether any such coal, natural gas, coalbed methane gas or other minerals are in raw form or processed for sale and regardless whether or not any Debtor had an interest in the coal, natural gas, coalbed methane gas or other minerals before extraction or severance;

(iv) to the extent, if any, not included in clauses (i) through (iii) above, each and every other item of personal property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements together with all products and Proceeds (including without limitation all insurance policies and proceeds) of and any Accessions to any of the foregoing; and

(v) all present and future business records and information, including computer tapes and other storage media containing the same and computer programs and software (including without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information;

provided, that, notwithstanding any of the foregoing, “Collateral” shall not include (i) Excluded Properties, (ii) Pledged Collateral pledged under the Pledge Agreement, (iii) Intellectual Property Collateral, security interests in which are granted under the Patent, Trademark and Copyright Assignment, (iv) Vessels (as defined in the Ship Mortgages), security interests in which are granted under the Ship Mortgages, (v) pursuant to Section 8.1.14 of the Credit Agreement, any assets or stock acquired in a Permitted Acquisition or (vi) any assets described on Schedule 8.1.14 of the Credit Agreement.

(c) “Debt Instrument” shall have the meaning set forth in the Collateral Trust Agreement.

(d) “Event of Default” shall mean an Actionable Default (as defined in the Collateral Trust Agreement).

(e) “Intercompany Notes” shall mean those certain notes evidencing indebtedness of one Loan Party in favor of another Loan Party.

(f) “Receivables” means all of the Collateral except Inventory, As-Extracted Collateral and Equipment of the Debtors.

(g) “Secured Obligations” shall mean the Secured Debt (as defined in the Collateral Trust Agreement).

(h) “Secured Parties” shall mean, collectively, the Collateral Trustees (as defined in the Collateral Trust Agreement), the Co-Administrative Agents, the Paying Agent, the Lenders, The Bank of Nova Scotia Trust Company of New York or any successor thereto, as trustee under the Indenture, and any holders from time to time of the Secured Obligations, and “Secured Party” shall mean each of them individually.

2. As security for the due and punctual payment and performance of the Secured Obligations in full, each Debtor hereby agrees that the Collateral Trustee for the equal and ratable benefit of the Secured Parties shall have, and each Debtor hereby grants to and creates in favor of the Collateral Trustee for the equal and ratable benefit of the Secured Parties, a continuing first priority lien on and security interest under the Code in and to the Collateral subject only to Permitted Liens.

Each Debtor jointly and severally represents and warrants to the Collateral Trustee and the Secured Parties that (a) such Debtor has good and marketable title to its Collateral, subject only to Permitted Liens, (b) except for the security interest granted to and created in favor of the Collateral Trustee for the equal and ratable benefit of the Secured Parties hereunder, all the Collateral is free and clear of any Lien other than Permitted Liens, (c) each Account and General Intangible in each case arising out of a material coal supply contract or other Material Contract is in full force and effect, except to the extent that the failure to be in full force and effect would not reasonably be expected to result in a Material Adverse Change, (d) at the time any Account arising from a material coal supply contract or other Material Contract becomes subject to this Agreement, each such Account will be a good and valid Account representing a bona fide sale of goods or services by such Debtor except to the extent that the failure to be so would not reasonably be expected to result in a Material Adverse Change and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors (or for those on behalf of whom the account debtors are obligated on the Accounts) except to the extent the failure to have so shipped or performed would not reasonably be expected to result in a Material Adverse Change, and no such Account will at such time be subject to any claim for credit, allowance, setoff, recoupment, defense, counterclaim or adjustment by any account debtor or otherwise, except for Permitted Liens and except to the extent any such claim would not reasonably be expected to result in a Material Adverse Change, (e) the exact legal name of the Debtor is as set forth on the signature page hereto, (f) the state of incorporation, formation or organization, as applicable, of such Debtor is as set forth on Schedule A hereto and (g) the county and state of each mining operation, other than Excluded Properties, of such Debtor is set forth on Schedule A hereto. Each Debtor also represents and warrants that it has provided the Collateral Trustee with a real estate description sufficient to enable the Collateral Trustee to record a financing statement in the county records sufficient to perfect a security interest in all Collateral constituting As-Extracted Collateral arising from such Debtor’s mining activities. Further, each Debtor represents and warrants that (i) this Agreement creates a valid security interest in favor of the Collateral Trustee, for the equal and ratable benefit of the Secured Parties hereunder, in the Collateral, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and (ii) the security interests granted hereunder in favor of the Collateral Trustee, for the equal and ratable benefit of the Secured Parties hereunder, will be perfected and constitute a first priority security interest (subject only to Permitted Liens), (A) with respect to the Collateral of the type that can be perfected by filing under the Code (other than As-Extracted Collateral) of each Debtor, upon the proper filing of the financing statements in the jurisdiction of the state of organization of such Debtor as indicated on Schedule A hereto, and (B) with respect to the Collateral constituting As-Extracted Collateral of each Debtor, upon the proper filing of the financing statements in the county’s real estate records in the county identified on Schedule A hereto as the location of “Mining and Drilling Operations” with respect to such Debtor.

3. Except to the extent that Debtors are not required to perfect security interests in certain Collateral as provided in Section 4 hereof, each Debtor will preserve and protect the Collateral Trustee’s security interest in the Collateral as a perfected security interest under the Code, superior and prior to the rights of all third Persons, except for holders of Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Collateral Trustee, execute, deliver, file and record, and each Debtor hereby authorizes the Collateral

Trustee to so file, all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as the Collateral Trustee in its reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest (including the filing at any time or times after the date hereof of financing statements under, and in the locations advisable pursuant to, the Code); and, each Debtor hereby irrevocably appoints the Collateral Trustee, its officers, employees and agents, or any of them, as attorneys-in-fact for such Debtor to execute, deliver, file and record such items for such Debtor and in such Debtor’s name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

4. Each Debtor jointly and severally covenants and agrees that:

(a) it will defend the Collateral Trustee’s and the Secured Parties’ right, title and lien on and security interest in and to the Collateral against the claims and demands of all Persons whomsoever, other than any Person claiming a right in the Collateral pursuant to (i) an agreement between such Person and the Collateral Trustee, or (ii) any Permitted Lien;

(b) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

(c) except as permitted by the Credit Agreement, it will not take or omit to take any action, the taking or the omission of which might result in a material alteration or impairment of the Collateral or of the Collateral Trustee’s rights under this Agreement;

(d) it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted by the Credit Agreement;

(e) it will (i) maintain its chief executive office and keep all records pertaining to the Collateral at the locations specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Collateral Trustee prior notice and taken any action reasonably requested by the Collateral Trustee to maintain its security interest therein, (ii) notify the Collateral Trustee if an Account in excess of $1,000,000 individually or $10,000,000 in the aggregate (such aggregate amount shall exclude all such Accounts in existence on or prior to the Closing Date) becomes evidenced or secured by an Instrument or Chattel Paper (specifically excluding, however, any such Instrument payable by an individual in an amount not in excess of $100,000) other than Intercompany Notes and deliver to the Collateral Trustee upon the Collateral Trustee’s request therefor all Collateral consisting of Instruments and Chattel Paper, other than Chattel Paper or Instruments representing less than $1,000,000 individually or $10,000,000 in the aggregate (such aggregate amount shall exclude all such Accounts in existence on or prior to the Closing Date) (and specifically excluding, however, any such Instrument payable by an individual in an amount not in excess of $100,000) other than Intercompany Notes, immediately upon such Debtor’s receipt of a request therefor, and (iii) keep materially accurate and complete books and records concerning the Collateral and such other books and records as the Collateral Trustee may from time to time reasonably require;

(f) after an Event of Default, it will promptly furnish to the Collateral Trustee such information and documents relating to the Collateral as the Collateral Trustee may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to such Debtor’s contracts or the performance thereof, all of the foregoing to be certified upon request of the Collateral Trustee by an authorized officer of such Debtor;

(g) it shall immediately notify the Collateral Trustee if any Account in excess of $10,000,000 arises out of contracts with the United States or any department, agency or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof, and will execute any instruments and take any steps required by the Collateral Trustee so that all monies due and to become due under such contract shall be assigned to the Collateral Trustee and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act;

(h) such Debtor will not change its state of incorporation, formation or organization, as applicable without providing fifteen (15) days prior written notice to the Collateral Trustee;

(i) such Debtor will not commence commercial production from any new mining operation or permit any party to commence commercial production of minerals from any of its mineral reserves, in each case, other than with respect to Excluded Properties or properties already the subject of As-Extracted Collateral filings under the Code with security interests already perfected therein, (whether leased or owned in fee by such Debtor) without providing fifteen (15) days prior written notice to the Collateral Trustee, and providing the Collateral Trustee with sufficient real estate information to enable the Collateral Trustee to file financing statements to perfect an interest in Collateral consisting of As-Extracted Collateral with respect to such operation;

(j) such Debtor will not change its name without providing fifteen (15) days prior written notice to the Collateral Trustee;

(k) if such Debtor shall at any time acquire a commercial tort claim, as defined in the Code, with respect to which a recovery in excess of $5,000,000 would reasonably be expected to be obtained, such Debtor shall immediately notify the Collateral Trustee in a writing signed by such Debtor of the details thereof and grant to the Collateral Trustee for the equal and ratable benefit of the Secured Parties in such writing a security interest therein and in the proceeds thereof, with such writing to be in form and substance reasonably satisfactory to the Collateral Trustee and such writing shall constitute a supplement to Schedule B hereto;

(l) in furtherance of this Agreement, each Debtor hereby authorizes the Collateral Trustee to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of such Debtor and that contain any information required by the Code or any other applicable statute applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements, or amendments. Each Debtor agrees to furnish any such information to the Collateral Trustee promptly upon request. Any such financing statements, continuation statements, or amendments may be signed by the Collateral Trustee on behalf of such Debtor if the Collateral Trustee so elects and may be filed at any time in any jurisdiction;

(m) except with respect to any Deposit Account the average daily balance of which does not exceed $5,000,000 unless otherwise requested by the Paying Agent in writing, it will use its commercial good faith efforts to maintain all Deposit Accounts only with the Collateral Trustee or with banks (the “Pledged Account Banks”) that have agreed, in a record authenticated by such Debtor, the Collateral Trustee and the Pledged Account Banks, to (i) upon the occurrence and during the continuance of an Event of Default, comply with instructions originated by the Collateral Trustee directing the disposition of funds in the Deposit Accounts without the further consent of such Debtor and (ii) waive or subordinate in favor of the Collateral Trustee all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Deposit Accounts, which authenticated record shall be substantially in the form of Exhibit A hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Trustee;

(n) it will maintain exclusive possession and control of its Equipment and Inventory at the locations specified set forth on Schedule A hereto, as such Schedule A may be amended from time to time hereunder, unless ten (10) days’ prior notice has been given to the Collateral Trustee (upon which notice Schedule A will be automatically amended as set forth in such notice), except with respect to (i) any material Equipment and Inventory stored at any leased premises or warehouse so indicated by an asterisk on Schedule A hereto as to which such Debtor will use its commercial good faith efforts to cause a landlord’s or warehouseman’s agreement, in form and substance reasonably satisfactory to the Collateral Trustee, to be in effect within fifteen (15) Business Days after the date such Equipment or Inventory is located on such premises or warehouse, (ii) Inventory in transit in the ordinary course of business to its customers, (iii) Equipment under repair (with respect to which such Debtor will give notice to the Collateral Trustee if the fair market value of such Equipment exceeds $20,000,000), or (iv) other Equipment and Inventory that has an aggregate value no greater than $20,000,000 at any one time;

(o) it will maintain (i) all Electronic Chattel Paper so that the Collateral Trustee has control of the Electronic Chattel Paper in the manner specified in Section 9-105 of the Code and (ii) all transferable records so that the Collateral Trustee has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record;

(p) it will deliver to the Collateral Trustee all certificates or Instruments representing or evidencing Collateral (representing, or having a fair market value of, more than $1,000,000 individually or $10,000,000 in the aggregate (such aggregate amount shall exclude all such Accounts in existence on or prior to the Closing Date), specifically excluding, however, any such Instrument payable by an individual in an amount not in excess of $100,000) other than Intercompany Notes, which certificates or Instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustee;

(q) with respect to any Collateral in which any Debtor has any right, title or interest and that constitutes an uncertificated security, such Debtor will cause the issuer thereof either (i) to note or register the security interest created hereby in the appropriate company records or (ii) to agree in an authenticated record with such Debtor and the Collateral Trustee that upon the occurrence and during the continuance of an Event of Default such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Debtor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustee and such Debtor;

(r) except with respect to any security entitlements in any account for which the average daily balance does not exceed $5,000,000, with respect to any Collateral in which any Debtor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustee is not the entitlement holder, such Debtor will use its commercial good faith efforts to cause the securities intermediary with respect to such security entitlement to either (i) to identify in its records the Collateral Trustee as the entitlement holder of such security entitlement against such securities intermediary or (ii) agree in an authenticated record with such Debtor and the Collateral Trustee that, upon the occurrence and during the continuance of an Event of Default, such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Debtor has a security entitlement) originated by the Collateral Trustee without further consent of such Debtor, such authenticated record to be in substantially the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee;

(s) except with respect to any commodity contract the average daily balance of which does not exceed $5,000,000, with respect to any Collateral in which any Debtor has any right, title or interest and that constitutes a commodity contract, such Debtor will use its commercial good faith efforts to cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Debtor and the Collateral Trustee that, upon the occurrence and during the continuance of an Event of Default, such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Trustee without further consent of such Debtor, such authenticated record to be in the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee;

(t) upon the request of the Collateral Trustee upon the occurrence and during the continuance of an Event of Default, such Debtor will notify each issuer of debt that is part of the Collateral that such debt is subject to the security interest herein granted.

5. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral Trustee takes any action for that purpose as any Debtor shall request in writing, provided that such requested action will not, in the judgment of the Collateral Trustee, impair the security interest in the Collateral created hereby or the Collateral Trustee’s and the Secured Parties’ rights in, or the value of, the Collateral, and provided further that such written request is received by the Collateral Trustee in sufficient time to permit the Collateral Trustee to take the requested action.

6. The pledge, security interests, and other Liens and the obligations of each Debtor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by the Collateral Trustee, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Debtor or which would otherwise operate as a discharge of such Debtor as a matter of law or equity, except for, and to the extent of, payment and performance of the Secured Obligations. Without limiting the generality of the foregoing, each Debtor hereby consents to, and the pledge, security interests, and other Liens given by such Debtor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

(a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Debt Instrument or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Debt Instruments, or any rights of the Collateral Trustee or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of the Secured Obligations (whether or not contemplated by the Debt Instruments as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Debt Instruments or documents evidencing or related to the Secured Obligations or any of them; or any amendment, modification or supplement to, or refinancing or refunding of, any Debt Instrument or any of the Secured Obligations;

(c) Any failure to assert any breach of or default under any Debt Instrument or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by any Debt Instrument, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Debtor or any other Person under or in connection with any Debt Instrument or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Debtor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

(d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Trustee or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the

Collateral Trustee or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Debtor or the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Debtor or the Borrower or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by the Collateral Trustee or any Debtor or the Borrower or by any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Debtor or the Borrower or any other Person with respect to any Debt Instrument or any of the Secured Obligations, other than, and to the extent of, payment and performance of the Secured Obligations; or any discharge by operation of law or release of any Debtor or the Borrower or any other Person from the performance or observance of any Debt Instrument or any of the Secured Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Debtor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.

7. Each Debtor hereby waives any and all defenses which any Debtor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like, other than, and to the extent of, the defense of prior payment of the Secured Obligations, and each Debtor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof, other than, and to the extent of, the defense of prior payment of the Secured Obligations. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Debtor hereby further waives each of the following:

(a) Except as may be expressly provided in the Credit Agreement or the other Debt Instruments, all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Debtor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Debt Instrument or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Debtor or the Borrower or any other Person to comply with any Debt Instrument or any of the Secured Obligations or any

requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against such Debtor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Debtor or the Borrower, or any other Person of any other right or remedy under or in connection with any Debt Instrument or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Collateral Trustee or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Debt Instrument or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Debt Instrument, and any requirement that any Debtor receive notice of any such acceptance; and

(c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Collateral Trustee (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Collateral Trustee to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

8. The Secured Obligations and additional liabilities of the Debtors under this Agreement are joint and several obligations of the Debtors, and each Debtor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Secured Obligations that its liability hereunder is limited and not joint and several. Each Debtor acknowledges and agrees that the foregoing waivers serve as a material inducement to the agreement of the Lenders to make the Loans, and that the Lenders are relying on each specific waiver and all such waivers in entering into this Agreement. The undertakings of each Debtor hereunder secure the obligations of itself and the other Debtors. The Collateral Trustee may, in its sole discretion, elect to enforce this Agreement against any Debtor without any duty or responsibility to pursue any other Debtor and such an election by the Collateral Trustee shall not be a defense to any action the Collateral Trustee and the Secured Parties, or any of them, may elect to take against any Debtor. Each of the Secured Parties and the Collateral Trustee hereby reserve all rights against each Debtor.

9. (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of any Debtor, the Collateral Trustee may at its option take such actions as the Collateral Trustee deems reasonably necessary or appropriate (i) to attach, perfect, continue, preserve and protect the Collateral Trustee’s and the Secured Parties’ first priority security interest in or lien on the Collateral, other than with respect to those items of Collateral for which perfection is not required pursuant to Section 4 hereof, and/or (ii) to inspect, audit and verify the Collateral, including reviewing all of such Debtor’s books and records and copying and making excerpts therefrom, provided that prior to an Event of Default, the same is done with reasonable advance notice during normal business hours to the extent access to such Debtor’s premises is required and in accordance with such Debtor’s standard safety, visit and inspection procedures and no such visit, or inspection shall interfere with such Debtor’s normal business operation; and

(a) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of any Debtor, the Collateral Trustee may at its option take such action as the Collateral Trustee deems reasonably necessary or appropriate (i) to maintain, repair, protect and insure the Collateral, and/or (ii) to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of any Debtor hereunder.

10. Upon the occurrence and during the continuation of any Event of Default under the Credit Agreement:

(a) The Collateral Trustee shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including without limitation to take over and collect all of any Debtor’s Receivables and all other Collateral, and to this end, upon and during the continuation of an Event of Default, each Debtor hereby appoints the Collateral Trustee, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to: (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require any Debtor to assemble the Collateral and deliver it to the Collateral Trustee or to any place designated by the Collateral Trustee at such Debtor’s expense, (iii) receive, open and dispose of all mail addressed to any Debtor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Trustee may designate, (iv) demand payment of the Receivables, as applicable, (v) enforce payment of the Receivables, as applicable, by legal proceedings or otherwise, (vi) exercise all of any Debtor’s rights and remedies with respect to the collection of the Receivables, as applicable, (vii) settle, adjust, compromise, extend or renew the Receivables, (viii) settle, adjust or compromise any legal proceedings brought to collect the Receivables, as applicable, (ix) to the extent permitted by applicable Law, sell or assign the Receivables upon such terms, for such amounts and at such time or times as the Collateral Trustee deems advisable, (x) discharge and release the Receivables, (xi) take control, in any manner, of any item of payment or proceeds from any account debtor, (xii) prepare, file and sign any Debtor’s name on any proof of claim in Bankruptcy or similar document against any account debtor, (xiii) prepare, file and sign any Debtor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) do all acts and things necessary, in the Collateral Trustee’s sole discretion, to fulfill any Debtor’s obligations to the Collateral Trustee or the Secured Parties under the Credit Agreement, any other Debt Instrument or otherwise, (xv) endorse the name of any Debtor upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Receivables or Inventory; (xvi) use any Debtor’s stationery and sign such Debtor’s name to verifications of the Receivables and notices thereof to account debtors; (xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Receivables, Inventory, or other Collateral or proceeds thereof to which any Debtor has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Collateral Trustee may deem appropriate, including extending or modifying the terms of payment of any Debtor’s debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Collateral Trustee pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Collateral Trustee.

(b) The Collateral Trustee shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by each Debtor that, in the absence of any contrary requirement of Law, ten (10) days’ prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Collateral Trustee, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Collateral Trustee shall have the right to conduct such sales on any Debtor’s premises or elsewhere and shall have the right to use any Debtor’s premises without charge for such sales for such time or times as the Collateral Trustee may see fit.

(c) Each Debtor, at its cost and expense (including the cost and expense of any of the following referenced consents, approvals, etc.), will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Trustee may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Debt Instruments. Without limiting the generality of the foregoing, each Debtor agrees that in the event the Collateral Trustee, on behalf of the Secured Parties shall exercise its rights hereunder or pursuant to the other Loan Documents to which it is a party, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, such Debtor shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Collateral Trustee requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Collateral Trustee and any other Persons in making any application for the prior consent or approval of any Official Body or any other Person to the exercise by the Collateral Trustee on behalf of the Secured Parties or any such rights relating to all or any of the Collateral. Furthermore, because each Debtor agrees that the remedies at law, of the Collateral Trustee, on behalf of the Secured Parties, for failure of such Debtor to comply with this Subsection (c) would be inadequate, and that any such failure would not be adequately compensable in damages, each Debtor agrees that this Subsection (c) may be specifically enforced.

(d) The Collateral Trustee may request, without limiting the rights and remedies of the Collateral Trustee on behalf of the Secured Parties otherwise provided hereunder and under the other Loan Document to which it is a party, that each Debtor do any of the following: (i) give the Collateral Trustee on behalf of the Secured Parties specific assignments of the accounts receivable of such Debtor after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be satisfactory to the Collateral Trustee, and (ii) in order to better secure the Collateral Trustee on behalf of the Secured Parties, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Collateral Trustee may require, all at the sole expense of such Debtor and shall direct all payments from all payors due to such Debtor, to such lockbox accounts.

11. The lien on and security interest in each Debtor’s Collateral granted to and created in favor of the Collateral Trustee by this Agreement shall be for the equal and ratable benefit of the Secured Parties. Each of the rights, privileges, and remedies provided to the Collateral Trustee hereunder or otherwise by Law with respect to any Debtor’s Collateral shall be exercised by the Collateral Trustee only for the equal and ratable benefit of the Secured Parties, and any of such Debtor’s Collateral or proceeds thereof held or realized upon at any time by the Collateral Trustee shall be applied as set forth in Section 3 of the Collateral Trust Agreement. Each Debtor shall remain liable to the Secured Parties for and shall pay to the Collateral Trustee for the equal and ratable benefit of the Secured Parties any deficiency which may remain after such sale or collection.

12. If the Collateral Trustee repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Collateral Trustee to store any Collateral on any of any Debtor’s premises, each Debtor hereby agrees to lease to the Collateral Trustee on a month-to-month tenancy for a period not to exceed one hundred twenty (120) days at the Collateral Trustee’s election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by such Debtor.

13. This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. All or any portion of the Collateral shall be released upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

14. No failure or delay on the part of the Collateral Trustee in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Collateral Trustee hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Collateral Trustee under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Collateral Trustee may enforce any one or more remedies hereunder successively or concurrently at its option.

15. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 11.6 [Notices] of the Credit Agreement in the case of the Debtors and as set forth in Section 7.2 of the Collateral Trust Agreement in the case of the Collateral Trustee.

16. Each Debtor agrees that as of the date hereof, all information contained on the Security Interest Data Schedule attached hereto as Schedule A is accurate and complete and contains no omission or misrepresentation.

17. Each Debtor acknowledges that the provisions hereof giving the Collateral Trustee rights of access to books, records and information concerning the Collateral and such Debtor’s operations and providing the Collateral Trustee access to such Debtor’s premises are intended to afford the Collateral Trustee with immediate access to current information concerning such Debtor and its activities, including without limitation, the value, nature and location of the Collateral so that the Collateral Trustee can, among other things, make an appropriate determination after the occurrence of an Event of Default, whether and when to exercise its other remedies hereunder and at Law, including without limitation, instituting a replevin action should any Debtor refuse to turn over any Collateral to the Collateral Trustee. Each Debtor further acknowledges that should such Debtor at any time fail to promptly provide such information and give the Collateral Trustee the rights of access to books, records and information concerning the Collateral and such Debtor’s operations as provided in this Agreement, each Debtor acknowledges that the Collateral Trustee would have no adequate remedy at Law to promptly obtain the same. Each Debtor agrees that the provisions hereof may be specifically enforced by the Collateral Trustee and waives any claim or defense in any such action or proceeding that the Collateral Trustee has an adequate remedy at Law. The Collateral Trustee shall have the absolute right to share any information which it gains from the foregoing with any Secured Party.

18. It is anticipated that additional Persons may from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom may be required to join in this Agreement as a Debtor to the extent required by the Credit Agreement. It is acknowledged and agreed that new Subsidiaries of the Borrower or a Guarantor may become parties hereunder and will be bound hereby simply by executing and delivering to the Collateral Trustee a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto shall be provided to Collateral Trustee showing accurate and complete information regarding the information contained in the Security Interest Data Schedule attached hereto as Schedule A.

19. (a) This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee, the Secured Parties and their respective successors and assigns, and each Debtor and each of its respective successors and assigns, except that no Debtor may assign or transfer such Debtor’s obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement.

(a) The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral trustee by a successor collateral trustee, that successor collateral trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral trustee, as secured party under this Agreement and the retiring collateral trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral trustee’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Trustee.

20. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles, except to the extent that the validity or perfection of the Lien and the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania.

21. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

22. EACH DEBTOR AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE DELAWARE STATE AND UNITED STATES DISTRICT COURTS LOCATED IN WILMINGTON, DELAWARE, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH DEBTOR OR THE COLLATERAL TRUSTEE AT THE ADDRESSES PROVIDED FOR IN SECTION 15 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH DEBTOR AND THE COLLATERAL TRUSTEE WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

23. EACH DEBTOR AND THE COLLATERAL TRUSTEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

24. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

25. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

26. Notwithstanding anything to the contrary contained herein, to the extent that the granting of a Lien by any Debtor to the Collateral Trustee under this Agreement in any instrument, permit, contract or agreement constituting part of the Collateral is prohibited by the terms of the instrument, permit, contract or agreement evidencing or creating such Collateral and thereby results in a breach or default by such Debtor thereunder or the termination thereof (in either case, except to the extent that such prohibitions or terminations are rendered ineffective by the Code), the Collateral shall not include, and shall exclude, such instrument, permit, contract or agreement. The Collateral Trustee on behalf of the Secured Parties acknowledges that consents may be required under certain of the instruments, permits, contracts, and agreements constituting a part of the Collateral in connection with any attempt to assign such instruments, permits, contracts or agreements pursuant to the assertion of remedies hereunder.

27. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control. Notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including but not limited to the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Trustee solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Credit Facility Agent (as defined in the Collateral Trust Agreement) or other entity specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Trustee, and subject further to the rights of the Collateral Trustee to require officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, advancement of expenses and/or assurances of indemnity satisfactory to the Collateral Trustee.

28. The Original Security Agreement is hereby amended and restated in its entirety, and this Agreement is not intended to constitute and does not constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations under the Original Credit Agreement, the Original Collateral Trust Agreement or the Original Security Agreement. Each Debtor acknowledges and agrees that the Original Security Agreement has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Original Credit Agreement, as amended and restated by the Original Amended and Restated Credit Agreement, as amended and restated by the Credit Agreement, and the Original Collateral Trust Agreement, as amended and restated by the Collateral Trust Agreement, since the date of execution of the Original Security Agreement, and that this Agreement is entitled to all rights and benefits originally pertaining to the Original Security Agreement.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above written.

DEBTORS:

CONSOL ENERGY INC.

By
Name: John M. Reilly
Title: Vice President and Treasurer

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

DEBTORS:

CNX MARINE TERMINALS INC.
CONSOL OF CANADA INC.
CONSOL OF CENTRAL PENNSYLVANIA LLC
CONSOL OF KENTUCKY INC.
CONSOL OF OHIO LLC
CONSOL OF WYOMING LLC
CONSOL PENNSYLVANIA COAL COMPANY LLC
J.A.R. BARGE LINES, LLC
LEATHERWOOD, INC.
MON RIVER TOWING, INC.
ROCHESTER & PITTSBURGH COAL COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Guarantor
listed above on behalf of each such Guarantor

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

DEBTORS:

CENTRAL OHIO COAL COMPANY
CONSOLIDATION COAL COMPANY
EIGHTY-FOUR MINING COMPANY
HELVETIA COAL COMPANY
ISLAND CREEK COAL COMPANY
KEYSTONE COAL MINING CORPORATION
LAUREL RUN MINING COMPANY
McELROY COAL COMPANY
SOUTHERN OHIO COAL COMPANY
TWIN RIVERS TOWING COMPANY
WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each
Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

DEBTORS:

CONSOL FINANCIAL INC.

By:
Name: Christopher C. Jones
Title: Treasurer and Assistant Secretary

CNX LAND RESOURCES INC. MTB INC.
TERRA FIRMA COMPANY

By:
Name: Robert P. King
Title: President of each Debtor listed above on behalf of each such entity

CONSOL ENERGY SALES COMPANY

By:
Name: Robert F. Pusateri
Title: President and CEO

RESERVE COAL PROPERTIES
COMPANY

By:
Name: Dennis R. McCracken
Title: Vice President

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

DEBTORS:
CONSOL DOCKS INC.

By:
Name: James C. Grech
Title: President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:
Name: Daniel S. Cangilla
Title: Treasurer

CONSOL OF WV LLC

By:
Name:	Guy J. Dreskler
Title:	Manager

[SIGNATURE PAGE - AMENDED AND RESTATED SECURITY AGREEMENT]

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:

Name:

Title:

SCHEDULE A

TO

SECURITY AGREEMENT

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

CONSOL Energy Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	51-0337383	2277631	Delaware	Corporation

Central Ohio Coal Company (Ohio corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	31-4356096	192806	Ohio	Corporation

CNX Land Resources Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1871851	3289727	Delaware	Corporation	1)Marshall County Reserve in Marshall County, WV
						2) Wetzel County Reserve - Wetzel County, WV1

CNX Marine Terminals Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1385259	0896003	Delaware	Corporation	1) Baltimore Terminal – Baltimore County, MD
						2) Danville Reserve – Vermilion County, IL; Edgar County, IL
						3) Fallowfield Reserve – Washington County, PA

[1]

CNX Land Resources Inc. holds mineral rights relating to coal reserves and does not actually have any active mining operations. These locations are listed in the interests of completeness only to the extent that CNX Land Resources Inc. has granted a Mortgage or Deed of Trust in favor of the Collateral Trustee for the benefit of the Secured Parties.

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS
Conrhein Coal Company (Pennsylvania general partnership)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1406541	2148694	Pennsylvania	General Partnership

1) Bailey Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

2) Berkshire Reserve – Washington County, PA

3) Enlow Fork Mine and Associated Facilities – Marshall County, WV; Greene County, PA

Washington country, PA

Consol Docks Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1693670	2311445	Delaware	Corporation	1) Alicia Dock Facility – Fayette County, PA
CONSOL Energy Sales Company (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1670342	2277880	Delaware	Corporation
CONSOL Financial Inc. (Delaware corporation)	300 Delaware Avenue Suite 567 Wilmington, DE 19801-1622	51-0395375	3131765	Delaware	Corporation
CONSOL of Canada Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	98-0013773	0678608	Delaware	Corporation

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS
CONSOL of Central Pennsylvania LLC	Consol Plaza 1800 Washington Rd. Pittsburgh, PA 15241	20-5105698	3657377	Pennsylvania	Limited Liability Company

CONSOL of Kentucky Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	94-2524120	0860789	Delaware	Corporation

1) Jones Fork Mine and Associated Facilities – Breathitt County, KY; Floyd County, KY; Knott County, KY; Magoffin County, KY;

2) Mill Creek Mine and Associated Facilities – Knott County, KY; Letcher County, KY; Pike County, KY

3) Miller Creek Mine and Associated Facilities – Mingo County, WV

CONSOL of Ohio LLC (Ohio limited liability company)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	20-8338255	1674572	Ohio	Limited Liability Company

CONSOL of WV LLC (West Virginia limited liability company)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	20-2471235	WV does not issue org ID	West Virginia	Limited Liability Company

CONSOL of Wyoming LLC (Delaware limited liability company)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	20-8779722	4328949	Delaware	Limited Liability Company

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

Consol Pennsylvania Coal Company LLC (Delaware limited liability company)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	20-8732852	0916505	Delaware	Limited Liability Company

1) Alexander Reserve – Marshall County, WV

2) Bailey Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

3) Berkshire Reserve – Washington County, PA

4) Danville Reserve – Vermilion County, IL; Edgar County, IL

5) Enlow Fork Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

6) Greene Hill Reserve – Greene County, PA

7) Marshall County Reserve – Marshall County, WV

CONSOLIDATION COAL COMPANY (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	13-2566594	0633910	Delaware	Corporation	1) Amonate Mine and Associated Facilities – Tazewell County, VA; McDowell County, WV 2) Bailey Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

3) Blacksville #2 Mine and Associated Facilities – Greene County, PA; Monongalia County, WV

4) Blacksville #3 Reserve – Greene County, PA; Monongalia County, WV

5) Berkshire Reserve – Washington County, PA

6) Buchanan Mine and Associated Facilities – Buchanan County, VA

7) Emery Mine and Associated Facilities – Emery County, UT

8) Enlow Fork Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

9) Fallowfield Reserve – Washington County, PA

10) Hurricane Branch Reserve – Buchanan County, VA; Russell County, VA; Tazewell County, VA

11) Loveridge Mine and Associated Facilities – Marion County, WV; Monongalia County, WV; Wetzel County, WV

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

12) Mahoning Valley Mine and Associated Facilities – Harrison County, OH; Belmont County, OH

13) Marshall County Reserve – Marshall County, WV

14) McElroy Mine and Associated Facilities – Marshall County, WV

15) Nailer Reserve – Marion County, WV

16) Otter Creek Reserve – Powder River County, MT

17) Rend Lake Mine and Associated Facilities – Jefferson County, IL

18) Robinson Run Mine and Associated Facilities – Marion County, WV; Harrison County, WV; Wetzel County, WV

19) Shoemaker Mine and Associated Facilities – Marshall County, WV; Ohio County, WV; Washington County, PA

20) St. Cloud Reserve – Monongalia County, WV; Wetzel County, WV

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

21) St. Leo Reserve – Marion County, WV; Monongalia County, WV; Wetzel County, WV

22) Tetrick Reserve – Doddridge County, WV; Harrison County, WV; Marion County, WV

23) Mid-Allegheny Reserve - Marion, Marshall and Wetzel Counties, WV

Eighty-Four Mining Company (Pennsylvania corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1695903	2159331	Pennsylvania	Corporation	1) Mine 84 and Associated Facilities – Washington County, PA

Helvetia Coal Company (Pennsylvania corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1180531	158191	Pennsylvania	Corporation

ISLAND CREEK COAL COMPANY (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	55-0479426	0666523	Delaware	Corporation

1) Holden Reserve – Logan County, WV; Mingo County, WV

2) Mine 84 and Associated Facilities – Washington County, PA

3) VP3 Mine and Associated Facilities – Buchanan County, VA

4) VP8 Mine and Associated Facilities – Buchanan County, VA

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS
J.A.R. Barge Lines, LLC	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	20-4133546	571231	Pennsylvania	Limited Liability Company

Keystone Coal Mining Corporation (Pennsylvania corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1323822	654874	Pennsylvania	Corporation

Laurel Run Mining Company (Virginia corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	54-0892422	130315	Virginia	Corporation	1) Holden Reserve – Logan County, WV; Mingo County, WV 2) Mine 84 and Associated Facilities – Washington County, PA

Leatherwood, Inc. (Pennsylvania corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1604505	1504884	Pennsylvania	Corporation

McELROY COAL COMPANY (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1553551	2129034	Delaware	Corporation	1) McElroy Mine and Associated Facilities – Marshall County, WV

Mon River Towing, Inc.	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1087222	236357	Pennsylvania	Corporation

MTB Inc. (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1674211	2283880	Delaware	Corporation

RESERVE COAL PROPERTIES COMPANY (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1582519	2170386	Delaware	Corporation	1) Alexander Reserve – Marshall County, WV 2) Amonate Mine and Associated Facilities – Tazewell County, VA; McDowell County, WV

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

3) Bailey Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

4) Blacksville #3 Reserve – Greene County, PA; Monongalia County, WV

5) Buchanan Mine and Associated Facilities – Buchanan County, VA

6) Clark County Reserve – Clark County, IL

7) Danville Reserve – Vermilion County, IL; Edgar County, IL

8) Enlow Fork Mine and Associated Facilities – Marshall County, WV; Greene County, PA; Washington County, PA

9) Fallowfield Reserve – Washington County, PA

10) Hamilton County Reserve – Hamilton County, IL; Saline County, IL; Franklin County, IL

11) Hurricane Branch Reserve – Buchanan County, VA; Russell County, VA; Tazewell County, VA

DEBTOR	PRINCIPAL PLACE OF BUSINESS ADDRESS	FEIN	ORG ID NUMBER	STATE OF FORMATION	FORM OF ORGANIZATION	MINING AND DRILLING OPERATIONS

12) Loveridge Mine and Associated Facilities – Marion County, WV; Monongalia County, WV; Wetzel County, WV

13) Mine 84 and Associated Facilities – Washington County, PA

14) Otter Creek Reserve – Powder River County, MT

15) Robinson Run Mine and Associated Facilities – Marion County, WV; Harrison County, WV; Wetzel County, WV

16) St. Cloud Reserve – Monongalia County, WV; Wetzel County, WV

17) Shaner Reserve – Allegheny County, PA; Westmoreland County, PA

18) Tetrick Reserve – Doddridge County, WV; Harrison County, WV; Marion County, WV

19) Youngs Creek Reserve – Sheridan County, WY

20) Wetzel County Reserve - Wetzel County, WV2

Rochester & Pittsburgh Coal Company (Pennsylvania corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-0761480	307678	Pennsylvania	Corporation

SOUTHERN OHIO COAL COMPANY (West Virginia corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	55-0403282	WV does not issue org. ID	West Virginia	Corporation

Terra Firma Company (West Virginia corporation)	1000 Hampton Center Morgantown, WV 26505	20-0869908	WV does not issue org ID	West Virginia	Corporation

TWIN RIVERS TOWING COMPANY (Delaware corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1181155	0650101	Delaware	Corporation

Windsor Coal Company (West Virginia corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	13-5488703	WV does not issue org. ID	West Virginia	Corporation

WOLFPEN KNOB DEVELOPMENT COMPANY (Virginia corporation)	Consol Plaza 1800 Washington Rd Pittsburgh, PA 15241	25-1391218	0211000	Virginia	Corporation	1) Birch Reserve – Braxton County, WV; Clay County, WV; Nicholas County, WV

[2]

Reserve Coal Properties Company holds mineral rights relating to coal reserves and does not actually have any active mining operations. These locations are listed in the interests of completeness only to the extent that Reserve Coal Properties Company has granted a Mortgage or Deed of Trust in favor of the Collateral Trustee for the benefit of the Secured Parties.

SCHEDULE B

TO

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

CONSOL Energy Inc. and Eighty-Four Mining Company v. Berkshire Hathaway, et al: Suit for insurance coverage of $1.2 MM and bad faith claim for underwriter’s refusal to pay for damages resulting from the fire at Mine No. 84.

Exhibit A to the

Security Agreement

EXHIBIT A

TO

SECURITY AGREEMENT

FORM OF ACCOUNT CONTROL AGREEMENT

(Deposit Account/Securities Account)

ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of                             ,                             , among (i)                             , a                             (the “Grantor”), (ii) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Collateral Trustee under that certain Amended and Restated Collateral Trust Agreement dated as of June 27, 2007 (the “Collateral Trust Agreement”), among Wilmington Trust Company, as corporate trustee, David A. Vanaskey, as individual trustee, CONSOL Energy Inc. and certain of its subsidiaries party thereto, as secured party for the equal and ratable benefit of the Secured Parties (as such term is defined in the Collateral Trust Agreement) (the “Collateral Trustee”), and (iii)                             , a                                 , as securities intermediary and depository bank (the “Account Holder”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Collateral Trustee a security interest (the “Security Interest”) in the following accounts maintained by the Account Holder for the Grantor (each an “Account” and collectively, the “Accounts”):

[Insert account numbers and other identifying information.]

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (“PA Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agree with, the Collateral Trustee that:

(a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

(b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder’s customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

(c) Notwithstanding any other agreement to the contrary, the Account Holder’s jurisdiction with respect to each Account for purposes of the PA Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the Commonwealth of Pennsylvania.

(d) Attached as Exhibit A hereto are statements of the respective Accounts on the most recent date practicable showing the property credited to each Account.

(e) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2. Control by Collateral Trustee. Upon receipt of a Notice of Exclusive Control (as defined below) and thereafter until receipt of a Notice of Release (as defined below), the Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Collateral Trustee proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an “Account Direction”), in each case of clauses (i), (ii) and (iii) above originated by the Collateral Trustee without further consent by the Grantor or any other Person.

SECTION 3. Grantor’s Rights in Accounts.

(f) Until the Account Holder receives a notice from the Collateral Trustee certifying that an Event of Default (as defined in the security documents between the Collateral Trustee and the Grantor) has occurred and is continuing and stating that the Collateral Trustee will exercise exclusive control over any Account (a “Notice of Exclusive Control” with respect to such Account), the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Collateral Trustee.

(g) If the Account Holder receives from the Collateral Trustee a Notice of Exclusive Control with respect to any Account, the Account Holder will, until a Notice of Release (as defined below) is received by the Account Holder, comply only with Account Directions originated by the Collateral Trustee and will cease:

(i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

(ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

(h) In the event a Notice of Exclusive Control is delivered by the Collateral Trustee to the Account Holder, and subsequently the Event of Default triggering such notice is cured, the Collateral Trustee agrees promptly to send a notice to the Account Holder directing the Account Holder to comply with Account Directions and other directions concerning each Account originated by the Grantor (a “Notice of Release”) and, at such time, the Account Holder will comply with Account Directions as contemplated by clause (a).

SECTION 4. Priority of Collateral Trustee’s Security Interest.

(a) The Account Holder (i) subordinates to the Security Interest and in favor of the Collateral Trustee any security interest, lien, or right of recoupment or setoff that it may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder (A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure and satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

(i) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Collateral Trustee and the Grantor.

(j) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Collateral Trustee and the Grantor of such claim or interest.

SECTION 6. The Account Holder’s Responsibility.

(a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Collateral Trustee for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(k) The Account Holder will not be liable to the Grantor or the Collateral Trustee for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Collateral Trustee, even if the Grantor notifies the Account Holder that the Collateral Trustee is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(l) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the PA Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the PA Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Collateral Trustee is entitled under the Collateral Trustee’s agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder’s gross negligence of willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival.

(a) The Collateral Trustee may terminate this Agreement by notice to the Account Holder and the Grantor. If the Collateral Trustee notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

(m) The Account Holder may terminate this Agreement on 60 days’ prior notice to the Collateral Trustee and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Collateral Trustee in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Trustee.

(n) This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. The Collateral Trustee agrees to promptly give notice to the Account Holder releasing all or any portion of the property (including, without limitation, all or any portion of the funds and financial assets) held by the Account Holder for the account of Grantor upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

(o) Sections 6 and 7 will survive termination of this Agreement.

SECTION 8. Governing Law. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and this Agreement and each Account for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles. The Account Holder and the Grantor may not change the law governing any Account without the Collateral Trustee’s express prior written agreement.

SECTION 9. Entire Agreement. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

SECTION 10. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 11. Financial Assets. The Account Holder agrees with the Collateral Trustee and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the PA Uniform Commercial Code.

SECTION 12. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties. Any notice or other communication shall be effective:

(i) In the case of hand-delivery, when delivered;

(ii) If given by mail, four days after such notice or other communication is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(iii) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such notice or other communication receives confirmation of the delivery thereof from its own facsimile machine;

(iv) In the case of electronic transmission, when actually received; and

(v) If given by any other means (including by overnight courier), when actually received.

SECTION 13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Trustee and the Account Holder except that the Grantor may not assign or transfer the Grantor’s obligations hereunder or any interest herein other than assignments and transfers permitted by the Amended and Restated Credit Agreement dated as of June 27, 2007 among CONSOL Energy Inc., the Guarantors party thereto, the Lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association as co-administrative agents.

SECTION 14. Execution in Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]

By
Name:
Title:

Address:

Facsimile:
Email:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Collateral Trustee

By
Name:
Title:

Address:
Wilmington Trust Company, as Collateral Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890
Attn:	Corporate Trust Administration
Telephone:	(302) 636-6043
Facsimile:	(302) 636-4143
Email:

[NAME OF ACCOUNT HOLDER]

By
Name:
Title:

Address:

Facsimile:
Email:

EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]

Exhibit B to the

Security Agreement

EXHIBIT B

TO

SECURITY AGREEMENT

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of                     ,                     , among (i)                     , a                     (the “Grantor”), (ii) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Collateral Trustee under that certain Amended and Restated Collateral Trust Agreement dated as of June 27, 2007 (the “Collateral Trust Agreement”), among Wilmington Trust Company, as corporate trustee, David A. Vanaskey, as individual trustee, CONSOL Energy Inc. and certain of its subsidiaries party thereto, as secured party for the equal and ratable benefit of the Secured Parties (as such term is defined in the Collateral Trust Agreement) (the “Collateral Trustee”), and (iii)                     , a                     , as securities intermediary (the “Securities Intermediary”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Collateral Trustee a security interest (the “Security Interest”) in account no.                     maintained by the Securities Intermediary for the Grantor (the “Account”).

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (“PA Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Collateral Trustee that:

(p) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

(q) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

(r) The Commonwealth of Pennsylvania is, and will continue to be, the Securities Intermediary’s jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

(s) Exhibit A attached hereto is a statement of the property credited to the Account on the most recent date practicable.

(t) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2. Control by Collateral Trustee. Upon receipt of a Notice of Exclusive Control (as defined below) and thereafter until receipt of a Notice of Release (as defined below), the Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each, and “Entitlement Order”) or other directions concerning the Account (including, without limitation, directions to distribute to the Collateral Trustee proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Collateral Trustee without further consent by the Grantor or any other person.

SECTION 3. Grantor’s Rights in Account.

(u) Until the Securities Intermediary receives a notice from the Collateral Trustee certifying that an Event of Default (as defined in the security documents between the Collateral Trustee and the Grantor) has occurred and is continuing and stating that the Collateral Trustee will exercise exclusive control over the Account (a “Notice of Exclusive Control” with respect to such Account), the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Collateral Trustee.

(v) If the Securities Intermediary receives from the Collateral Trustee a Notice of Exclusive Control, the Securities Intermediary, until it has received a Notice of Release, will cease:

(i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

(ii) distributing to the Grantor interest and dividends on property in the Account.

(w) In the event a Notice of Exclusive Control is delivered by the Collateral Trustee to the Securities Intermediary, and subsequently the Event of Default triggering such notice is cured, the Collateral Trustee agrees promptly to send a notice to the Securities Intermediary directing the Securities Intermediary to comply with Entitlement Orders and other directions concerning each Account originated by the Grantor (a “Notice of Release”) and, at such time, the Account Holder will comply with Entitlement Orders as contemplated by clause (a).

SECTION 4. Priority of Collateral Trustee’s Security Interest.

(a) The Securities Intermediary subordinates in favor of the Collateral Trustee any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

(x) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Collateral Trustee.

(y) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Collateral Trustee and the Grantor of such claim or interest.

SECTION 6. The Securities Intermediary’s Responsibility.

(a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Collateral Trustee for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(z) The Securities Intermediary will not be liable to the Grantor or the Collateral Trustee for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Collateral Trustee, even if the Grantor notifies the Securities Intermediary that the Collateral Trustee is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(aa) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the PA Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Collateral Trustee is entitled under the Collateral Trustee’s agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary’s gross negligence of willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival.

(a) The Collateral Trustee may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Collateral Trustee notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

(bb) The Securities Intermediary may terminate this Agreement on 60 days’ prior notice to the Collateral Trustee and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Collateral Trustee in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Trustee.

(cc) This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. The Collateral Trustee agrees to promptly give notice to the Securities Intermediary releasing all or any portion of the property (including, without limitation, all or any portion of the funds and financial assets) held by the Securities Intermediary for the account of Grantor upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

(dd) Sections 6 and 7 will survive termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and this Agreement and the Account for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles. The Securities Intermediary and the Grantor may not change the law governing the Account without the Collateral Trustee’s express prior written agreement.

SECTION 10. Entire Agreement. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12. Financial Assets. The Securities Intermediary agrees with the Collateral Trustee and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the PA Uniform Commercial Code.

SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties. Any notice or other communication shall be effective:

(i) In the case of hand-delivery, when delivered;

(ii) If given by mail, four days after such notice or other communication is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(iii) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such notice or other communication receives confirmation of the delivery thereof from its own facsimile machine;

(iv) In the case of electronic transmission, when actually received; and

(v) If given by any other means (including by overnight courier), when actually received.

SECTION 14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Trustee and the Securities Intermediary and their respective successors and assigns except that the Grantor may not assign or transfer the Grantor’s obligations hereunder or any interest herein other than assignments and transfers permitted by the Amended and Restated Credit Agreement dated as of June 27, 2007 among CONSOL Energy Inc., the Guarantors party thereto, the Lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association as co-administrative agents.

SECTION 15. Execution in Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]

By
Title:

Address:

Facsimile:
Email:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Collateral Trustee

By
Name:
Title:
Address:
Wilmington Trust Company, as Collateral Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890
Attn:	Corporate Trust Administration
Telephone:	(302) 636-6043
Facsimile:	(302) 636-4143
Email:

[NAME OF SECURITIES INTERMEDIARY]

By
Title:

Address:

Facsimile:
Email:

EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]

Exhibit C to the

Security Agreement

EXHIBIT C

TO

SECURITY AGREEMENT

FORM OF COMMODITY ACCOUNT CONTROL AGREEMENT

COMMODITY ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of                     ,                     , among (i)                     , a                     (the “Grantor”), (ii) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Collateral Trustee under that certain Amended and Restated Collateral Trust Agreement dated as of June 27, 2007 (the “Collateral Trust Agreement”), among Wilmington Trust Company, as corporate trustee, David A. Vanaskey, as individual trustee, CONSOL Energy Inc. and certain of its subsidiaries party thereto, as secured party for the equal and ratable benefit of the Secured Parties (as such term is defined in the Collateral Trust Agreement) (the “Collateral Trustee”), and (iii)                    , a                     , as commodity intermediary (the “Commodity Intermediary”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Collateral Trustee a security interest (the “Security Interest”) in account no.                     maintained by the Commodity Intermediary for the Grantor (the “Account”).

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (“PA Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Account. The Grantor and Commodity Intermediary represent and warrant to, and agree with, the Grantor and the Collateral Trustee that:

(ee) The Commodity Intermediary maintains the Account for the Grantor, and all commodity contracts held by the Commodity Intermediary for the account of the Grantor is, and will continue to be, carried in the Account.

(ff) The Account is a commodity account. The Commodity Intermediary is the commodity intermediary with respect to the commodity contracts credited from time to time in the Account. The Grantor is the commodity customer with respect to the commodity contracts credited from time to time in the Account.

(gg) The Commonwealth of Pennsylvania is, and will continue to be, the Commodity Intermediary’s jurisdiction of organization for purposes of Section 9-305(b) of the UCC so long as the Security Interest shall remain in effect.

(hh) Exhibit A attached hereto is a statement of the commodity contracts credited in the Account on the most recent date practicable.

(ii) The Grantor and Commodity Intermediary do not know of any claim to or interest in the Account or any commodity contracts carried in the Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2. Control by Collateral Trustee. Upon receipt of a Notice of Exclusive Control (as defined below) and thereafter until receipt of a Notice of Release (as defined below), the Commodity Intermediary will comply with all notifications it receives directing it to apply any value distributed on account of any commodity contract or contracts carried in the Account (each, and “Entitlement Order”) or other directions concerning the Account originated by the Collateral Trustee without further consent by the Grantor or any other person.

SECTION 3. Grantor’s Rights in Account.

(jj) Until the Commodity Intermediary receives a notice from the Collateral Trustee certifying that an Event of Default (as defined in the security documents between the Collateral Trustee and the Grantor) has occurred and is continuing and stating that the Collateral Trustee will exercise exclusive control over the Account (a “Notice of Exclusive Control” with respect to such Account), the Commodity Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Collateral Trustee.

(kk) If the Commodity Intermediary receives from the Collateral Trustee a Notice of Exclusive Control, the Commodity Intermediary, until it has received a Notice of Release, will cease:

(i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

(ii) distributing to the Grantor any value distributed on account of any commodity contract in the Account.

(ll) In the event a Notice of Exclusive Control is delivered by the Collateral Trustee to the Commodity Intermediary, and subsequently the Event of Default triggering such notice is cured, the Collateral Trustee agrees promptly to send a notice to the Commodity Intermediary directing the Commodity Intermediary to comply with Entitlement Orders and other directions concerning each Account originated by the Grantor (a “Notice of Release”) and, at such time, the Account Holder will comply with Entitlement Orders as contemplated by clause (a).

SECTION 4. Priority of Collateral Trustee’s Security Interest.

(a) The Commodity Intermediary subordinates in favor of the Collateral Trustee any security interest, lien, or right of setoff it may have, now or in the future, against the Account or commodity contracts carried in the Account, except that the Commodity Intermediary will retain its prior lien on commodity contracts in the Account to secure payment for commodity contracts purchased for the Account and normal commissions and fees for the Account.

(mm) The Commodity Intermediary will not agree with any third party that the Commodity Intermediary will comply with Entitlement Orders originated by such Person.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

(a) The Commodity Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Collateral Trustee.

(nn) When the Commodity Intermediary knows of any claim or interest in the Account or any commodity contracts credited in the Account other than the claims and interests of the parties referred to in this Agreement, the Commodity Intermediary will promptly notify the Collateral Trustee and the Grantor of such claim or interest.

SECTION 6. The Commodity Intermediary’s Responsibility.

(a) The Commodity Intermediary will not be liable to the Collateral Trustee for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Commodity Intermediary before the Commodity Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(oo) The Commodity Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Collateral Trustee, even if the Grantor notifies the Commodity Intermediary that the Collateral Trustee is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Commodity Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(pp) This Agreement does not create any obligation of the Commodity Intermediary except for those expressly set forth in this Agreement. In particular, the Commodity Intermediary need not investigate whether the Collateral Trustee is entitled under the Collateral Trustee’s agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Commodity Intermediary may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Commodity Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Commodity Intermediary’s gross negligence of willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival.

(a) The Collateral Trustee may terminate this Agreement by notice to the Commodity Intermediary and the Grantor. If the Collateral Trustee notifies the Commodity Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

(qq) The Commodity Intermediary may terminate this Agreement on 60 days’ prior notice to the Collateral Trustee and the Grantor, provided that before such termination the Commodity Intermediary and the Grantor shall make arrangements to transfer the commodity contracts carried in the Account to another commodity intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Collateral Trustee in respect of such commodity contracts in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Trustee.

(rr) This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. The Collateral Trustee agrees to promptly give notice to the Commodity Intermediary releasing all or any portion of the property (including, without limitation, all or any portion of the funds and financial assets) held by the Commodity Intermediary for the account of Grantor upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

(ss) Sections 6 and 7 will survive termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and this Agreement and the Account for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles. The Commodity Intermediary and the Grantor may not change the law governing the Account without the Collateral Trustee’s express prior written agreement.

SECTION 10. Entire Agreement. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12. Commodity Contracts. The Commodity Intermediary agrees with the Collateral Trustee and the Grantor that, to the fullest extent permitted by applicable law, all property carried from time to time in the Account will be treated as commodity contracts under Article 8 of the PA Uniform Commercial Code.

SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties. Any notice or other communication shall be effective:

(i) In the case of hand-delivery, when delivered;

(ii) If given by mail, four days after such notice or other communication is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(iii) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such notice or other communication receives confirmation of the delivery thereof from its own facsimile machine;

(iv) In the case of electronic transmission, when actually received; and

(v) If given by any other means (including by overnight courier), when actually received.

SECTION 14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Trustee and the Commodity Intermediary and their respective successors and assigns, except that the Grantor may not assign or transfer the Grantor’s Obligations hereunder or any interest herein other than assignments and transfers permitted by the Amended and Restated Credit Agreement dated as of June 27, 2007 among CONSOL Energy Inc., the Guarantors party thereto, the Lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association as co-administrative agents.

SECTION 15. Execution in Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]

By
Title:

Address:
Facsimile:
Email:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Collateral Trustee

By
Name:
Title:

Address:
Wilmington Trust Company, as Collateral Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890
Attn:	Corporate Trust Administration
Telephone:	(302) 636-6043
Facsimile:	(302) 636-4143
Email:

[NAME OF COMMODITY INTERMEDIARY]

By
Title:

Address:
Facsimile:
Email:

EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]